                                                                    EXHIBIT 99.7

                                        June 20, 2007

Lehman Brothers Special Financing Inc.
Transaction Management Group
745 Seventh Avenue, 19th Floor
New York, NY 10019
Attention: Confirmations Group

Lehman ref.: Global ID 3116239

RE: Confirmation of Primary Basis Swap Relating to the Series 2007-1 Class C
    Notes

Dear Ladies and Gentlemen:

          The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction (the "Primary Basis Swap") entered into between Lehman Brothers Special Financing Inc. (the "Counterparty") and SWIFT Master Auto Receivables Trust (the "Trust") as of the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Primary ISDA Agreement specified below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. The parties agree that this transaction is a Transaction under the ISDA Master Agreement of the parties dated as of June 20, 2007. The agreement is comprised of the printed form of such agreement as published by ISDA, as supplemented and modified by a Schedule (the "Primary ISDA Agreement").

     This Confirmation constitutes a binding agreement between you and us and will supplement, form a part of, and be subject to the Primary ISDA Agreement described above as amended and supplemented from time to time.

     The Counterparty and the Trust acknowledge that this Transaction relates to the Series 2007-1 Class C Notes (the "Reference Notes") issued by the Trust for value pursuant to and subject to the Indenture.

     Capitalized terms used and not otherwise defined herein, in the Primary ISDA Agreement or in the Definitions shall have the meanings assigned to them in Exhibit A or Exhibit B hereto, as applicable.

     All references to "dollars" or to "$" shall be references to amounts in United States Dollars.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction: Rate Swap Transaction.

     Notional Amount: $70,500,000 with respect to the initial Calculation Period. The Notional Amount with respect to each Calculation Period thereafter shall be equal to the Reference Note Balance as of the close of business on the Payment Date at the beginning of the relevant Calculation Period (as set forth in the Calculation Statement (defined below) delivered by GMAC to the Counterparty on or prior to the Determination Date relating to such Calculation Period pursuant to Section 3 below).

     Trade Date: June 13, 2007.

     Effective Date: June 20, 2007.

     Termination Date: The earlier of the close of business on (i) June 15, 2012 (or if such day is not a good Business Day, the next succeeding Business
     Day) and (ii) the Payment Date on which the Notional Amount is reduced to zero.

     Initial Distribution Date: July 16, 2007.

     Floating Amounts:

          Counterparty Floating Amount: With respect to any Payment Date, the amount equal to the product of (a) the Notional Amount for the related Calculation Period, (b) USD One-Month LIBOR plus the Spread for such Calculation Period, and (c) the actual number of days in such Calculation Period, divided by 360.

          Trust Floating Amount: With respect to any Payment Date, the amount equal to the product of (a) the Notional Amount for the related Calculation Period, (b) the Prime Rate for such Calculation Period, and (c) the actual number of days in such Calculation Period, divided by 360.

          Reset Date: Each Payment Date, commencing on and including the Effective Date to but excluding the Termination Date.

          Spread: 2.88%

          Compounding: Inapplicable.

     Payment Dates: Each Distribution Date.

     Business Days for Payment: New York (New York), Detroit (Michigan) and Chicago (Illinois).

     Calculation Agent: The Trust, or GMAC LLC, as agent for and on behalf of the Trust.

     Default Rate: For any United States Dollar payments, the rate determined under the option entitled "USD Federal Funds H.15" plus 1% using daily Reset Dates. The Default Rate will be applied on the basis of Compounding as if the overdue amount were a Notional Amount and using daily Compounding Dates, and interest will accrue and be payable before as well as after judgment.

3. Calculations and Notifications: On or before each Determination Date, the Calculation Agent shall determine the Counterparty Floating Amount and the Trust Floating Amount due on the immediately following Payment Date and the Calculation Agent shall notify the Counterparty and the Trust in writing of such amounts.

     In addition, on each Determination Date the Trust shall deliver to the Counterparty (by facsimile with hard copy to follow) a statement (the "Calculation Statement") setting forth with respect to the close of business on the immediately preceding Distribution Date the Reference Note Balance as of such Distribution Date.

     The Trust will give the Counterparty prompt written notice of any Default under the Indenture.

4. Credit Downgrade: In the event that the Joint Probability is reduced below AA- in the case of S&P, or Aa3, in the case of Moody's, the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and GMAC of such event and (unless, within thirty (30) days after such reduction, the applicable Rating Agency has reconfirmed in writing the ratings of the Reference Notes and the Other Securities that were in effect immediately prior to such reduction) the Counterparty shall at its own cost within thirty (30) days of such reduction, with the prior written confirmation of the applicable Rating Agency that such arrangement will not result in the reduction of the rating of any of the Reference Notes or the Other Securities existing immediately prior to the reduction of the applicable Joint Probability, either:

          (1) (x) obtain a Substitute Swap Provider acceptable to the Trust, such acceptance to be deemed to exist unless the Indenture Trustee provides a reasonable basis for objection to such Substitute Swap Provider within two (2) Business Days of receipt of notice from the Counterparty, and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld), provided such replacement would result in an S&P Joint Probability of at least AA- and a Moody's Joint Probability of at least Aa3, except that such Substitute Swap Provider shall thenceforth be the "Counterparty" hereunder; or (y) replace, with the consent of the then-current Offsetting Counterparty, the swap transaction with the then-current Offsetting Counterparty with a swap transaction with a replacement Offsetting Counterparty or enter into a swap transaction with another party such that such party shall be acting as an intermediary between the Counterparty and the then-current Offsetting Counterparty (such replacement or intermediary being the "Replacement Offsetting Counterparty"), in either case on terms approved by S&P and Moody's; or

          (2) post collateral pursuant to the ISDA Credit Support Annex ("CSA") hereto; or

          (3) enter into such other credit support arrangements to assure performance by the Counterparty of its obligations under this Transaction.

     Notwithstanding the foregoing, in the event that the Joint Probability is reduced below A- in the case of S&P, or A3, in the case of Moody's, then the Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and the Offsetting Counterparty of such event and (unless, within thirty (30) days after such reduction the applicable Rating Agency has reconfirmed in writing the ratings of the Reference Notes and the Other Securities that were in effect immediately prior to such reduction) the Counterparty shall at its own cost within thirty (30) days of such reduction, with the prior written confirmation of the applicable Rating Agency that such arrangement will not result in the reduction of the rating of any of the Reference Notes or the Other Securities existing immediately prior to the reduction of the applicable Joint Probability as a direct result of the reduction of such Joint Probability, obtain a Substitute Swap Provider acceptable to the Trust, such acceptance to be deemed to exist unless the Indenture Trustee provides a basis for objection to such Substitute Swap Provider within two (2) Business Days of receipt of notice from the Counterparty, and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld) provided such replacement would result in an S&P Joint Probability of at least AA- or a Moody's Joint Probability of Aa3, except that such Substitute Swap Provider shall thenceforth be the "Counterparty" hereunder.

     Upon any replacement of this Transaction with a swap transaction with a Substitute Swap Provider, this Transaction shall terminate without any payment by either party hereto and any and all collateral posted by the Counterparty shall be returned to it within three (3) Business Days and any other form of collateral arrangement (including letters of credit, surety bond or other guarantee) provided by or on behalf of the Counterparty shall terminate.

     In the event that the Counterparty fails to satisfy its obligations set forth above in this Section 4, and such failure is not waived by the holders of not less than a majority of the Outstanding Amount of the Notes, the Trust or any permitted assignee or transferee of the Trust shall have the option, exercisable in its discretion and with regard to the interests of the Noteholders, within ten (10) Business Days following the date of expiry of the thirty (30) day period after the date of receipt of notice of the reduction (unless, within thirty (30) days of receipt of notice of such reduction, the applicable Rating Agency has reconfirmed the rating of the Reference Notes that was in effect immediately prior to such reduction), to designate (in writing) an Early Termination Date on the basis that such failure shall be treated as a Termination Event with the Counterparty as the Affected Party. For the avoidance of doubt, the Counterparty and the Trust acknowledge and agree that any such failure shall not constitute an Event of Default.

5.   Account Details:

          Payments to the Counterparty: [On File]

          Payments to the Trust: [On File]

6. Limited Recourse: Notwithstanding anything to the contrary contained herein but without limiting the Counterparty's rights under Section 5(a)(i) of the Primary ISDA Agreement to declare an Event of Default for nonpayment, all of the obligations of the Trust shall be payable by the Trust only at the times and to the extent of funds available therefor under the Trust Sale and Servicing Agreement and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as, and then to the extent that, the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Transaction but in all cases shall expire one year and one day after the final payment with respect to all notes and certificates issued by the Trust.

7. Limitation of Liability: It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by HSBC Bank USA, National Association, not individually or personally but solely as Owner Trustee of the Trust in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by HSBC Bank USA, National Association but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on HSBC Bank USA, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall HSBC Bank USA, National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation or any other related documents.

8. To the extent that a capitalized term in this Transaction is defined by reference to a related definition contained in any Trust Document, for purposes of this Transaction only, such capitalized term shall be deemed to be amended only if the amendment of the term in a Trust Document relating to such capitalized term occurs with the prior written consent of the Counterparty.

                                      ****

          Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                        SWIFT MASTER AUTO RECEIVABLES TRUST

                                        By: HSBC BANK USA, NATIONAL ASSOCIATION,
                                            not in its individual capacity
                                            but solely as Owner Trustee


                                        By: /s/ Elena Zheng
                                            ------------------------------------
                                        Name: Elena Zheng
                                        Title: Assistant Vice President


Accepted and confirmed as
of the date first written above:

Lehman Brothers Special Financing Inc.


By: /s/ Anatoly Kozlov
    ------------------------------------
Name: Anatoly Kozlov
Title: Authorized Signatory


Acknowledged and agreed as
of the date first written above:

GMAC LLC, solely as Calculation Agent


By: /s/ Pamela M. Surhigh
    ------------------------------------
Name: Pamela M. Surhigh
Title: Director - US and Int'l
       Funding Group

SWIFT Master Primary Basis Swap Confirmation for Series 2007-1 Class C Notes

                                    EXHIBIT A

The following terms shall have the following meanings in this Confirmation:

          "Calculation Period": means, with respect to each party hereunder, each period from, and including one Payment Date of that party to, but excluding, the next following Payment Date of that party during the Term of the Swap Transaction, except that the initial Calculation Period for that party will commence on, and include, the Effective Date.

          "Collection Period": means, with respect to any Distribution Date or Payment Date, the calendar month preceding the month in which such Distribution Date or Payment Date occurs; provided, however, that for the Initial Distribution Date, the related Collection Period shall include only that portion of the preceding calendar month occurring on and after the Effective Date.

          "Depositor": Wholesale Auto Receivables LLC, which has executed the Trust Sale and Servicing Agreement as the Depositor, or its successor in interest pursuant to Section 3.3 of the Trust Sale and Servicing Agreement.

          "Determination Date": the tenth (10th) day of each calendar month, or if such tenth (10th) day is not a Business Day, the next succeeding Business Day.

          "Distribution Date": the fifteenth (15th) day of each succeeding calendar month following the Effective Date or, if such fifteenth (15th) day is not a Business Day, the next such succeeding Business Day, commencing on the Initial Distribution Date. A Distribution Date is related to the Collection Period prior to the Collection Period in which such Distribution Date occurs.

          "Indenture": the Indenture, dated as of the date hereof between the Trust and the Indenture Trustee, as amended and supplemented from time to time in accordance with its terms.

          "Indenture Trustee": The Bank of New York Trust Company, N.A., not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.

          "LIBOR Business Day": any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.

          "Other Securities": Series 2007-1 Class A Notes, Series 2007-1 Class B Notes, Series 2007-1 Class D Notes and Series 2007-1 Class E Notes issued by the Trust.

          "Preceding Semi-Monthly Period": with respect to a Calculation Period, means the Semi-Monthly Period in the preceding calendar month corresponding to the Semi-Monthly Period in which such Calculation Period occurs (so that, e.g., the Preceding Semi-Monthly Period for the May 31 Calculation Period is the Semi-Monthly Period from April 16 through April 30).

          "Prime Rate": with respect to a Calculation Period, means the interest rate designated by GMAC LLC to its dealers as the effective "prime rate" during the Preceding Semi-Monthly Period, which rate is based on the "prime rate" or "corporate base rate" announced by certain financial institutions selected by GMAC LLC immediately prior to such Preceding Semi-Monthly Period.

          "Reference Bank Rate": means for any Calculation Period for any Payment Date, the per annum rate determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which will be four major banks that are engaged in transactions in the London interbank market, selected by the Calculation Agent) as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the first day of the Calculation Period related to such Payment Date to prime banks in the London interbank market for a period of one month, in amounts approximately equal to the principal amount of the Reference Notes then outstanding. The Calculation Agent will request the principal London office of each of the reference banks to provide a quotation of


                                    Exh. A-1
its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one sixteenth of one percent. If on that date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one sixteenth of one percent, of the rates quoted by one or more major banks in New York City, selected by the Calculation Agent, as of 11:00 a.m., New York City time, on that date to leading European banks for United States dollar deposits for a period of one month in amounts approximately equal to the principal amount of the Reference Notes then outstanding. If no quotation can be obtained, then USD One-Month LIBOR will be the rate for the prior Calculation Period.

          "Reference Note Balance": as of the Effective Date, $70,500,000 and, with respect to each Distribution Date thereafter, the aggregate principal balance of any and all outstanding Reference Notes.

          "Semi-Monthly Period": means either the period from the first day of a calendar month through the fifteenth day of such calendar month or the period from the sixteenth day of a calendar month through the final day of such calendar month.

          "Trust Sale and Servicing Agreement": the Trust Sale and Servicing Agreement, dated as of the date hereof among the Depositor, GMAC LLC, as Servicer, and the Trust, as amended, modified and supplemented from time to time in accordance with its terms.

          "USD One-Month LIBOR": means for any Calculation Period with respect to each Payment Date, the rate for deposits in U.S. Dollars for a period of one month which appears on the Reuters Telerate Page 3750 as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the first day of the Calculation Period preceding such Payment Date (or, in the case of the initial Payment Date, two LIBOR Business Days prior to the Effective Date). If the rate does not appear on that date on the Reuters Telerate Page 3750 (or any other page as may replace that page on that service, or if that service is no longer offered, any other service commonly used in the interbank market for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Depositor), then LIBOR will be the Reference Bank Rate.


                                    Exh. A-2

                                    EXHIBIT B

          "Contingent Party": the Offsetting Counterparty or the Replacement Offsetting Counterparty, as applicable.

          "Fallback Swap Transaction": the swap transaction entered into by the Trust and Offsetting Counterparty relating to the Series 2007-1 Class C Notes.

          "Joint Probability": the Moody's Joint Probability or the S&P Joint Probability, as applicable.

          "Moody's": Moody's Investors Service, Inc. and its successors.

          "Moody's Joint Probability": means the joint probability determined by Moody's of the long term likelihood of payment under this rate swap transaction determined by locating the intersection of the long term unsecured debt ratings of the Primary Party and the Contingent Party on the table below headed "Implied Joint Support Rating for Medium Correlation Case" (except that, for any pairing other than the initial Primary Party with the initial Contingent Party, the table below to be used shall be the table headed "Implied Joint Support Rating for Low Correlation Case" or the table headed "Implied Joint Support Rating for High Correlation Case" if so specified by Moody's within five days after Moody's has received notice of a potential pairing of a Primary Party with a Contingent Party).

             IMPLIED JOINT SUPPORT RATING FOR HIGH CORRELATION CASE

Rating of the
Lower Rated Party   Aaa   Aa1   Aa2   Aa3    A1    A2    A3   Baa1   Baa2   Baa3   Ba1   Ba2   Ba3    B1    B2    B3   Caa
-----------------   ---   ---   ---   ---   ---   ---   ---   ----   ----   ----   ---   ---   ---   ---   ---   ---   ---
Aaa                 Aaa
Aa1                 Aaa   Aaa
Aa2                 Aaa   Aaa   Aa1
Aa3                 Aaa   Aaa   Aa1   Aa2
A1                  Aaa   Aaa   Aa1   Aa2   Aa3
A2                  Aaa   Aaa   Aa1   Aa2   Aa3   A1
A3                  Aaa   Aaa   Aa1   Aa2   Aa3   A1    A2
Baa1                Aaa   Aaa   Aa1   Aa2   Aa3   A1    A2    A3
Baa2                Aaa   Aaa   Aa1   Aa2   Aa3   A1    A2    A3     Baa1
Baa3                Aaa   Aaa   Aa1   Aa2   Aa3   A1    A2    A3     Baa1   Baa2
Ba1                 Aaa   Aa1   Aa2   Aa3   A1    A2    A3    Baa1   Baa2   Baa3   Ba1
Ba2                 Aaa   Aa1   Aa2   Aa3   A1    A2    A3    Baa1   Baa2   Baa3   Ba1   Ba2
Ba3                 Aaa   Aa1   Aa2   Aa3   A1    A2    A3    Baa1   Baa2   Baa3   Ba1   Ba2   Ba3
B1                  Aaa   Aa1   Aa2   Aa3   A1    A2    A3    Baa1   Baa2   Baa3   Ba1   Ba2   Ba3   B1
B2                  Aaa   Aa1   Aa2   Aa3   A1    A2    A3    Baa1   Baa2   Baa3   Ba1   Ba2   Ba3   B1    B2
B3                  Aaa   Aa1   Aa2   Aa3   A1    A2    A3    Baa1   Baa2   Baa3   Ba1   Ba2   Ba3   B1    B2    B3
Caa                 Aaa   Aa1   Aa2   Aa3   A1    A2    A3    Baa1   Baa2   Baa3   Ba1   Ba2   Ba3   B1    B2    B3    Caa


                                    Exh. B-1

            IMPLIED JOINT SUPPORT RATING FOR MEDIUM CORRELATION CASE

                                                        Rating of the Higher Rated Party
Rating of the       -------------------------------------------------------------------------------------------------------
Lower Rated Party   Aaa   Aa1   Aa2   Aa3    A1    A2    A3   Baa1   Baa2   Baa3    Ba1   Ba2   Ba3    B1    B2    B3   Caa
-----------------   ---   ---   ---   ---   ---   ---   ---   ----   ----   ----   ----   ---   ---   ---   ---   ---   ---
Aaa                 Aaa
Aa1                 Aaa   Aaa
Aa2                 Aaa   Aaa   Aa1
Aa3                 Aaa   Aaa   Aa1   Aa1
A1                  Aaa   Aaa   Aa1   Aa1   Aa1
A2                  Aaa   Aaa   Aa1   Aa1   Aa2   Aa2
A3                  Aaa   Aaa   Aa1   Aa1   Aa2   Aa2   Aa3
Baa1                Aaa   Aaa   Aa1   Aa1   Aa2   Aa3   A1    A2
Baa2                Aaa   Aaa   Aa1   Aa1   Aa2   Aa3   A1    A2     A3
Baa3                Aaa   Aaa   Aa1   Aa1   Aa2   Aa3   A1    A2     A3     Baa2
Ba1                 Aaa   Aa1   Aa1   Aa2   Aa3   A1    A2    A3     Baa1   Baa2   Baa3
Ba2                 Aaa   Aa1   Aa1   Aa2   Aa3   A1    A2    A3     Baa1   Baa2   Ba1    Ba1
Ba3                 Aaa   Aa1   Aa1   Aa2   Aa3   A1    A2    A3     Baa1   Baa3   Ba1    Ba1   Ba2

              IMPLIED JOINT SUPPORT RATING FOR LOW CORRELATION CASE

                                                        Rating of the Higher Rated Party
Rating of the       -------------------------------------------------------------------------------------------------------
Lower Rated Party   Aaa   Aa1   Aa2   Aa3    A1    A2    A3   Baa1   Baa2   Baa3    Ba1   Ba2   Ba3    B1    B2    B3   Caa
-----------------   ---   ---   ---   ---   ---   ---   ---   ----   ----   ----   ----   ---   ---   ---   ---   ---   ---
Aaa                 Aaa
Aa1                 Aaa   Aaa
Aa2                 Aaa   Aaa   Aaa
Aa3                 Aaa   Aaa   Aaa   Aaa
A1                  Aaa   Aaa   Aaa   Aaa   Aaa
A2                  Aaa   Aaa   Aaa   Aaa   Aaa   Aa1
A3                  Aaa   Aaa   Aaa   Aaa   Aaa   Aa1   Aa2
Baa1                Aaa   Aaa   Aaa   Aaa   Aaa   Aa1   Aa3   Aa3
Baa2                Aaa   Aaa   Aaa   Aaa   Aaa   Aa1   Aa3   A1     A1
Baa3                Aaa   Aaa   Aaa   Aaa   Aa1   Aa1   Aa3   A1     A1     Baa1
Ba1                 Aaa   Aaa   Aaa   Aa1   Aa1   Aa2   A1    A1     A2     Baa1   Baa3
Ba2                 Aaa   Aaa   Aa1   Aa1   Aa1   Aa2   A1    A1     A2     Baa2   Baa3   Ba1
Ba3                 Aaa   Aaa   Aa1   Aa1   Aa2   Aa3   A1    A2     A3     Baa2   Baa3   Ba1   Ba2
B1                  Aaa   Aa1   Aa1   Aa2   Aa3   Aa3   A1    A3     Baa1   Baa2   Ba1    Ba1   Ba2   Ba3
B2                  Aaa   Aa1   Aa2   Aa2   Aa3   A1    A2    A3     Baa1   Baa3   Ba1    Ba1   Ba3   Ba3   B1
B3                  Aaa   Aa1   Aa2   Aa3   A1    A1    A3    Baa1   Baa2   Baa3   Ba1    Ba2   Ba3   B1    B1    B3
Caa                 Aaa   Aa1   Aa2   Aa3   A1    A2    A3    Baa1   Baa2   Baa3   Ba1    Ba2   Ba3   B1    B2    B3    Caa

Notwithstanding the foregoing, in the event that under the Triparty Agreement the Offsetting Counterparty has acceded to the rights of the Counterparty and no swap transaction has been effected with an additional contingent counterparty or replacement swap counterparty under the circumstances contemplated by Section
2.02 of the Triparty Agreement, then the term "Moody's Joint Probability" shall refer to the Offsetting Counterparty's long term senior unsecured credit rating


                                    Exh. B-2
assigned by Moody's (and, for avoidance of doubt, the obligations of the Counterparty specified in Section 4 of this Confirmation shall constitute obligations of the Offsetting Counterparty).

          "Offsetting Counterparty": means GMAC LLC or any successor thereto ("GMAC") under the Fallback Swap Transaction entered into between the Trust and GMAC.

          "Primary Party": the Counterparty, unless a Substitute Swap Provider has been obtained, in which case it shall be the Substitute Swap Provider or, if applicable, a guarantor thereof.

          "Rating Agency": each of S&P and Moody's.

          "S&P": Standard & Poor's Ratings Services and its successors.

          "S&P Joint Probability": means the joint probability determined by S&P of the long term likelihood of payment under the rate swap transaction determined by locating the intersection of the Primary Party's long term senior unsecured debt rating and the Contingent Party's long term senior unsecured debt rating in the table below headed "Medium Correlation Reference Table" (except that, for any pairing other than the initial Primary Party with the initial Contingent Party, the table below to be used shall be the table headed "Low Correlation Reference Table" or the table headed "High Correlation Reference Table" if so specified by S&P within five days after S&P has received notice of a potential pairing of a Primary Party with a Contingent Party).

                          IMPLIED JOINT SUPPORT RATING

                        High Correlation Reference Table

      AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-   BB+   BB    BB-   B+     B    B-   CCC+   CCC  CCC-    D
      ---  ---  ---  ---  ---  ---  ---  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
AAA   AAA  AAA  AAA  AAA  AAA  AAA  AAA  AAA    AAA   AAA   AAA  AAA    AAA   AAA   AAA  AAA    AAA   AAA   AAA  AAA
AA+   AAA  AAA  AAA  AAA  AAA  AAA  AAA  AAA    AA+   AA+   AA+  AA+    AA+   AA+   AA+  AA+    AA+   AA+   AA+  AA+
AA    AAA  AAA  AAA  AAA  AAA  AAA  AAA  AA+    AA+   AA    AA    AA    AA    AA    AA    AA    AA    AA    AA    AA
AA-   AAA  AAA  AAA  AAA  AAA  AAA  AAA  AA+    AA+   AA    AA-  AA-    AA-   AA-   AA-  AA-    AA-   AA-   AA-  AA-
A+    AAA  AAA  AAA  AAA  AAA  AAA  AA+  AA+    AA    AA-   AA-   A+    A+    A+    A+    A+    A+    A+    A+    A+
A     AAA  AAA  AAA  AAA  AAA  AA+  AA+   AA    AA    AA-   A+    A+     A     A     A    A      A     A     A    A
A-    AAA  AAA  AAA  AAA  AA+  AA+  AA+   AA    AA-   A+     A    A     A-    A-    A-    A-    A-    A-    A-    A-
BBB+  AAA  AAA  AA+  AA+  AA+   AA   AA  AA-    A+     A    A-    A-    A-   BBB+  BBB+  BBB+  BBB+  BBB+  BBB+  BBB+
BBB   AAA  AA+  AA+  AA+   AA   AA  AA-   A+     A    A-    A-   BBB+  BBB+  BBB+   BBB  BBB    BBB   BBB   BBB  BBB
BBB-  AAA  AA+   AA   AA  AA-  AA-   A+   A     A-   BBB+  BBB+  BBB    BBB   BBB   BBB  BBB-  BBB-  BBB-  BBB-  BBB-
BB+   AAA  AA+   AA  AA-  AA-   A+   A    A-    A-   BBB+  BBB+  BBB    BBB   BBB  BBB-  BBB-   BB+   BB+   BB+  BB+
BB    AAA  AA+   AA  AA-   A+   A+   A    A-   BBB+   BBB   BBB  BBB   BBB-  BBB-  BBB-  BB+    BB    BB    BB    BB
BB-   AAA  AA+   AA  AA-   A+   A    A-   A-   BBB+   BBB   BBB  BBB-  BBB-   BB+   BB+   BB    BB    BB-   BB-  BB-
B+    AAA  AA+   AA  AA-   A+   A    A-  BBB+  BBB+   BBB   BBB  BBB-   BB+   BB+   BB    BB    BB-   B+    B+    B+
B     AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB   BBB  BBB-  BBB-   BB+   BB    BB   BB-    B+    B+     B    B
B-    AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-  BBB-  BB+    BB    BB    BB-   B+     B     B    B-    B-
CCC+  AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-   BB+   BB    BB    BB-   B+    B     B-    B-   CCC+  CCC+
CCC   AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-   BB+   BB    BB-   B+    B+    B     B-   CCC+  CCC+  CCC
CCC-  AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-   BB+   BB    BB-   B+     B    B-   CCC+  CCC+   CCC  CCC-
D     AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-   BB+   BB    BB-   B+     B    B-   CCC+   CCC  CCC-   D


                                    Exh. B-3

                       Medium Correlation Reference Table

      AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-   BB+   BB    BB-   B+     B    B-   CCC+   CCC  CCC-    D
      ---  ---  ---  ---  ---  ---  ---  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
AAA   AAA  AAA  AAA  AAA  AAA  AAA  AAA  AAA    AAA   AAA   AAA  AAA    AAA   AAA   AAA  AAA    AAA   AAA   AAA  AAA
AA+   AAA  AAA  AAA  AAA  AAA  AAA  AAA  AAA    AAA   AA+   AA+  AA+    AA+   AA+   AA+  AA+    AA+   AA+   AA+  AA+
AA    AAA  AAA  AAA  AAA  AAA  AAA  AAA  AAA    AA+   AA+   AA    AA    AA    AA    AA    AA    AA    AA    AA    AA
AA-   AAA  AAA  AAA  AAA  AAA  AAA  AAA  AA+    AA+   AA    AA   AA-    AA-   AA-   AA-  AA-    AA-   AA-   AA-  AA-
A+    AAA  AAA  AAA  AAA  AAA  AAA  AAA  AA+    AA+   AA    AA-  AA-    A+    A+    A+    A+    A+    A+    A+    A+
A     AAA  AAA  AAA  AAA  AAA  AAA  AA+  AA+    AA    AA-   AA-   A+    A+     A     A    A      A     A     A    A
A-    AAA  AAA  AAA  AAA  AAA  AA+  AA+  AA+    AA    AA-   A+    A      A    A-    A-    A-    A-    A-    A-    A-
BBB+  AAA  AAA  AAA  AA+  AA+  AA+  AA+   AA    AA-   A+     A    A-    A-    A-   BBB+  BBB+  BBB+  BBB+  BBB+  BBB+
BBB   AAA  AAA  AA+  AA+  AA+   AA   AA  AA-    A+     A    A-    A-   BBB+  BBB+  BBB+  BBB    BBB   BBB   BBB  BBB
BBB-  AAA  AA+  AA+   AA   AA  AA-  AA-   A+     A    A-   BBB+  BBB+   BBB   BBB   BBB  BBB   BBB-  BBB-  BBB-  BBB-
BB+   AAA  AA+   AA   AA  AA-  AA-   A+   A     A-   BBB+  BBB+  BBB    BBB   BBB  BBB-  BBB-  BBB-   BB+   BB+  BB+
BB    AAA  AA+   AA  AA-  AA-   A+   A    A-    A-   BBB+   BBB  BBB    BBB  BBB-  BBB-  BB+    BB+   BB    BB    BB
BB-   AAA  AA+   AA  AA-   A+   A+   A    A-   BBB+   BBB   BBB  BBB   BBB-  BBB-   BB+   BB    BB    BB-   BB-  BB-
B+    AAA  AA+   AA  AA-   A+   A    A-   A-   BBB+   BBB   BBB  BBB-  BBB-   BB+   BB    BB    BB-   BB-   B+    B+
B     AAA  AA+   AA  AA-   A+   A    A-  BBB+  BBB+   BBB  BBB-  BBB-   BB+   BB    BB   BB-    B+    B+     B    B
B-    AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB   BBB  BBB-  BB+    BB    BB    BB-   B+     B     B    B-    B-
CCC+  AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-  BBB-  BB+    BB    BB-   B+    B     B-    B-   CCC+  CCC+
CCC   AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-   BB+   BB    BB-   BB-   B+    B     B-   CCC+  CCC+  CCC
CCC-  AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-   BB+   BB    BB-   B+     B    B-   CCC+  CCC+   CCC  CCC-
D     AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-   BB+   BB    BB-   B+     B    B-   CCC+   CCC  CCC-   D

                         Low Correlation Reference Table

      AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-   BB+   BB    BB-   B+     B    B-   CCC+   CCC  CCC-    D
      ---  ---  ---  ---  ---  ---  ---  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
AAA   AAA  AAA  AAA  AAA  AAA  AAA  AAA  AAA    AAA   AAA   AAA  AAA    AAA   AAA   AAA  AAA    AAA   AAA   AAA  AAA
AA+   AAA  AAA  AAA  AAA  AAA  AAA  AAA  AAA    AAA   AAA   AAA  AA+    AA+   AA+   AA+  AA+    AA+   AA+   AA+  AA+
AA    AAA  AAA  AAA  AAA  AAA  AAA  AAA  AAA    AAA   AA+   AA+  AA+    AA    AA    AA    AA    AA    AA    AA    AA
AA-   AAA  AAA  AAA  AAA  AAA  AAA  AAA  AAA    AAA   AA+   AA+   AA    AA    AA-   AA-  AA-    AA-   AA-   AA-  AA-
A+    AAA  AAA  AAA  AAA  AAA  AAA  AAA  AAA    AA+   AA    AA    AA    AA-   AA-   A+    A+    A+    A+    A+    A+
A     AAA  AAA  AAA  AAA  AAA  AAA  AAA  AA+    AA+   AA    AA   AA-    AA-   A+     A    A      A     A     A    A
A-    AAA  AAA  AAA  AAA  AAA  AAA  AAA  AA+    AA+   AA    AA-   A+    A+     A     A    A-    A-    A-    A-    A-
BBB+  AAA  AAA  AAA  AAA  AAA  AA+  AA+  AA+    AA    A+    A+    A     A-    A-    A-   BBB+  BBB+  BBB+  BBB+  BBB+
BBB   AAA  AAA  AAA  AAA  AA+  AA+  AA+   AA    AA-    A     A    A-    A-   BBB+  BBB+  BBB+   BBB   BBB   BBB  BBB
BBB-  AAA  AAA  AA+  AA+   AA   AA   AA   A+     A    A-    A-   BBB+  BBB+   BBB   BBB  BBB   BBB-  BBB-  BBB-  BBB-
BB+   AAA  AAA  AA+  AA+   AA   AA  AA-   A+     A    A-   BBB+  BBB+   BBB   BBB   BBB  BBB-  BBB-   BB+   BB+  BB+
BB    AAA  AA+  AA+   AA   AA  AA-   A+   A     A-   BBB+  BBB+  BBB    BBB   BBB  BBB-  BBB-   BB+   BB    BB    BB
BB-   AAA  AA+   AA   AA  AA-  AA-   A+   A-    A-   BBB+   BBB  BBB   BBB-  BBB-   BB+  BB+    BB    BB    BB-  BB-
B+    AAA  AA+   AA  AA-  AA-   A+   A    A-   BBB+   BBB   BBB  BBB   BBB-   BB+   BB+   BB    BB-   BB-   B+    B+
B     AAA  AA+   AA  AA-   A+   A    A    A-   BBB+   BBB   BBB  BBB-   BB+   BB+   BB   BB-    B+    B+     B    B
B-    AAA  AA+   AA  AA-   A+   A    A-  BBB+  BBB+   BBB  BBB-  BBB-   BB+   BB    BB-  BB-     B     B    B-    B-
CCC+  AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-  BBB-  BB+    BB    BB-   B+    B     B-    B-   CCC+  CCC+
CCC   AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-   BB+   BB    BB    BB-   B+    B     B-   CCC+  CCC+  CCC
CCC-  AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-   BB+   BB    BB-   B+     B    B-   CCC+  CCC+   CCC  CCC-
D     AAA  AA+   AA  AA-   A+   A    A-  BBB+   BBB  BBB-   BB+   BB    BB-   B+     B    B-   CCC+   CCC  CCC-   D

          "Triparty Agreement": the Triparty Contingent Assignment Agreement dated as of the Effective Date among the Trust, the Offsetting Counterparty and the Counterparty.


                                    Exh. B-4